NUVEEN SANTA BARBARA GROWTH FUND

SUPPLEMENT DATED NOVEMBER 10, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2008,

AS SUPPLEMENTED OCTOBER 31, 2009

Class B shares of Nuveen Santa Barbara Growth Fund (the “Fund”) are no longer available through an exchange from other Nuveen Mutual Funds.

Class B shares of the Fund will be converted to Class A shares at the close of business on November 24, 2009. Because the net asset value per share of Class B shares and Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. The conversion of Class B shares into Class A shares will not constitute a taxable event under federal income tax law. Class A shares received through the conversion will not be subject to any contingent deferred sales charges.

PLEASE KEEP THIS WITH YOUR FUND’S

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MGN-SBSAI-1109D